                                                                   EXHIBIT 10.46

                                                                  EXECUTION COPY
                                                                  --------------


          AMENDMENT, dated as of February 7, 2001 (this "Amendment") to (i) the
                                                         ---------
RECEIVABLES PURCHASE AGREEMENT, dated as of April 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase
                                                           --------------------
Agreement"), between Aurora Foods Inc. ("Aurora"), and The Chase Manhattan Bank
---------                                ------
("Chase") and (ii) the MASTER SUBORDINATED PARTICIPATION AGREEMENT dated as of
  -----
April 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Chase and each of the parties listed
           -----------------------
on the signature pages thereto as subordinated participants (each, a "Subordinated Participant"; collectively, the "Subordinated Participants").
 ------------------------                      -------------------------

          The parties hereto hereby agree as follows:

     SECTION 1.  Defined Terms.  Terms defined in Exhibit A to the Receivables
                 -------------
Purchase Agreement and used herein shall have the meanings given to them in Exhibit A to the Receivables Purchase Agreement.

     SECTION 2.  Amendments to Receivables Purchase Agreement.

     (a)  Amendment to Section 2.01(c).  Section 2.01(c) of the Receivables
          ----------------------------
Purchase Agreement is hereby amended by deleting the phrase "Administrative Fee Account" in the second proviso to the third sentence therein, and substituting in lieu thereof the phrase "account designated by Purchaser".

     (b)  Amendment to Section 3.01.  Section 3.01 of the Receivables Purchase
          -------------------------
Agreement is hereby amended by deleting subsection (p) thereof in its entirety.

     (c)  Amendment to Section 5.01(l).  Section 5.01(l) of the Receivables
          ----------------------------
Purchase Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

     "(l) Administrative Fee. (i) Seller agrees that, one Business Day prior to each date that payment of the Administrative Fee is required to be made pursuant to the Administration Agreement, it shall deposit into an account designated by Purchaser an amount equal to the Administrative Fee. The "Administrative Fee" means, on any date of determination, the amount that would be payable by Purchaser to the Administrator if the Administration Agreement were to be terminated on such date, assuming that Completion of Pools outstanding on the date of termination will take place ninety days following such termination date. (ii) If Seller fails to comply with clause (i) hereto, Seller hereby authorizes Purchaser to transfer any Balance Payment otherwise payable to the Seller into an account designated by Purchaser in an amount equal to any outstanding Administrative Fee."

     (d)  Amendment to Section 10.01.  Section 10.01 of the Receivables Purchase
          --------------------------
Agreement is hereby amended by deleting the first sentence therein in its entirety and substituting in lieu thereof the following sentence:

     "This Agreement shall have a term beginning on the date hereof and ending on March 31, 2002."

     (e)  Amendment to Section 10.02.  Section 10.02 of the Receivables Purchase
          --------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

          "SECTION 10.02.  Partial Reductions of Facility Limit.  Seller may,
                           ------------------------------------
     upon not less than five Business Days' prior written notice to Purchaser, at any time and from time to time permanently reduce in part, without premium or penalty, the Facility Limit; provided that any such partial
                                             --------
     reduction of the Facility Limit shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount. Seller's notice to Purchaser shall designate the effective date (which shall be a Business Day) of such reduction and the amount of such reduction, and such reduction of the Facility Limit shall be effective on the date specified in such notice."

     (f)  Amendments to Exhibit A.
          -----------------------

          (i) Exhibit A of the Receivables Purchase Agreement is hereby amended by deleting the defined terms "Administration Agreement", "Administrator", "Facility Limit" and "Over Advance Period Termination Date" and adding the following definitions in proper alphabetical order:

               "Administration Agreement" has the meaning assigned to such term in Section 3.01(o) of the Receivables Purchase Agreement, and includes any agreement entered into between Purchaser and any Administrator successor to The CIT Group/Commercial Services, Inc.

               "Administrator" means, initially, The CIT Group/Commercial Services, Inc. and thereafter, any successor thereto.

               "Facility Limit" means $50,000,000, as such amount may be reduced from time to time pursuant to Section 10.02 of the Receivables Purchase Agreement; provided that to the extent the Required
                              --------
          Subordinated Participants Commitment is less than $13,000,000, the Facility Limit shall be permanently reduced by an amount equal to the difference between $13,000,000 and the Required Subordinated Participants Commitment; and provided, further, that effective
                                       --------
          December 31, 2001, the Facility Limit shall be further permanently reduced by $10,000,000.

               "Over Advance Period Termination Date" means the date on which the Purchaser receives written irrevocable notice from the Seller that the Seller no longer requires the ability to utilize Over Advance Pools."

          (ii) The term "Eligible Receivables" defined in Exhibit A of the Receivables Purchase Agreement is hereby amended by deleting "and" at the end of clause (xiii) therein, changing the "." at the end of clause (xiv) therein to "; and" and inserting the following at the end thereof:

                 "(xv) which, on the Funding Date relating to such Receivable, shall have been originated by Seller no earlier than one week ("One-Week-Old Receivables") or two weeks prior to such Funding Date ("Two-Week-Old Receivables"); provided that such Receivable may have been
                                  --------
          originated by Seller no earlier than three weeks prior to such Funding Date so long as all One-Week-Old Receivables and Two-Week-Old Receivables that are otherwise Eligible Receivables have previously been sold to Purchaser."

     SECTION 3.  Amendment to Participation Agreement.  Sections 4(a)(ii) and
                 ------------------------------------
4(a)(iii) of the Participation Agreement are hereby amended by deleting the number "1.50%" in each such section and substituting in lieu thereof the number "1.00%".

     SECTION 4.  Conditions to Effectiveness.  This Amendment shall be effective
                 ---------------------------
on the date on which Aurora, Chase, and each of the Subordinated Participants shall have executed and delivered this Amendment.

     SECTION 5.  Representations and Warranties. To induce the parties hereto to
                 ------------------------------
enter into this Amendment, Aurora hereby represents and warrants that the representations and warranties made by the Seller in Section 4.01 of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

     SECTION 6.  Payment of Expenses.  Aurora agrees to pay or reimburse Chase
                 -------------------
and the Subordinated Participants for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Chase and the Subordinated Participants.

     SECTION 7.  Continuing Effect. Except as expressly modified by this
                 -----------------
Amendment, the Receivables Purchase Agreement and the Participation Agreement are and shall remain in full force and effect.

     SECTION 8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.  Execution in Counterparts. This Amendment may be executed by
                 -------------------------
one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              AURORA FOODS INC.



                              By:______________________________________
                              Name:
                              Title:


                              THE CHASE MANHATTAN BANK



                              By:______________________________________
                              Name:
                              Title:



                              FENWAY PARTNERS CAPITAL FUND, L.P.



                              By:______________________________________
                              Name:
                              Title:


                              FENWAY PARTNERS CAPITAL FUND II, L.P.



                              By:______________________________________
                              Name:
                              Title:

                              MCCOWN DE LEEUW & CO. III, L.P.



                              By:______________________________________
                              Name:
                              Title:


                              MCCOWN DE LEEUW & CO. III (EUROPE), L.P.



                              By:______________________________________
                              Name:
                              Title:


                              MCCOWN DE LEEUW & CO. III (ASIA), L.P.



                              By:______________________________________
                              Name:
                              Title:


                              GAMMA FUND LLC



                              By:______________________________________
                              Name:
                              Title:


                              MCCOWN DE LEEUW & CO. IV, L.P



                              By:______________________________________
                              Name:
                              Title:

                              DELTA FUND LLC



                              By:______________________________________
                              Name:
                              Title:


                              MCCOWN DE LEEUW & CO. IV, ASSOCIATES L.P



                              By:______________________________________
                              Name:
                              Title:


                              UBS CAPITAL LLC



                              By:______________________________________
                              Name:
                              Title:

                                                                   Exhibit 10.47

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                       AURORA FOODS INC.


                                       By: /s/ Christopher T. Sortwell
                                          --------------------------------
                                       Name: Christoper T. Sortwell
                                       Title: Executive Vice President and
                                                Chief Financial Officer


                                       THE CHASE MANHATTAN BANK

                                       By: /s/ Kathryn A. Duncan
                                          --------------------------------
                                       Name: Kathryn A. Duncan
                                       Title: Vice President



                                       FENWAY PARTNERS CAPITAL FUND, L.P.

                                       By: /s/ Andrea Geisser
                                          --------------------------------
                                       Name: Andrea Geisser
                                       Title:

                                       FENWAY PARTNERS CAPITAL FUND II, L.P.


                                       By: /s/ Andrea Geisser
                                          --------------------------------
                                       Name: Andrea Geisser
                                       Title:

                                       MCCOWN DE LEEUW & CO. III. L.P.


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       MCCOWN DE LEEUW & CO. III (EUROPE), L.P.


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       MCCOWN DE LEEUW & CO. III (ASIA), L.P.


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       GAMMA FUND LLC


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       MCCOWN DE LEEUW & CO IV, L.P.


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       DELTA FUND LLC


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:

                                       MCCOWN DE LEEUW & CO. IV. ASSOCIATES L.P.


                                       By: /s/ David De Leeuw
                                          --------------------------------
                                       Name: David De Leeuw
                                       Title:


                                       UBS CAPITAL

                                       By: /s/ Marc Unger
                                          --------------------------------
                                       Name: Marc Unger
                                       Title: